                        NOTICE OF GUARANTEED DELIVERY
                                     FOR
                       TENDER OF SHARES OF COMMON STOCK
                                      OF
                           DETECTION SYSTEMS, INC.
                  (NOT TO BE USED FOR SIGNATURE GUARANTEES)

   This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of Common Stock, par value $.05 per share (the "Shares"), of Detection Systems, Inc., a New York corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to the United States Trust Company of New York, as depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1--"Terms of the Offer" of the Offer to Purchase) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram, telex or facsimile transmission to the Depositary. See Section 3--"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        The Depositary for the Offer is:

                     UNITED STATES TRUST COMPANY OF NEW YORK

          By Mail:                 By Overnight Courier                 By Hand
         P.O. Box 084                  and By Hand                     Delivery:
    Bowling Green Station      Delivery after 4:30 p.m. on      30 Broad Street, B-Level
   New York, NY 10274-0084           Expiration Date:           New York, NY 10004-2304

                               30 Broad Street, 14th Floor
                                 New York, NY 10004-2304

                                By Facsimile Transmission:
                             (212) 422-0183 or (646) 458-8111

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

   Ladies and Gentlemen:

   The undersigned hereby tenders to Bosch Security Systems Corporation, a New York corporation and a wholly owned subsidiary of Robert Bosch GmbH, a limited liability company organized under the laws of Germany, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 20, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3-- "Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

Number of Shares:
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Certificate Nos. (If Available):

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Check box if Shares will be delivered by
book-entry transfer:

[ ] The Depository Trust Company

Account No.:
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Date:
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Name(s) of Holders:

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                            (Please Type or Print)

Address
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                                                                      Zip Code

Area Code and Tel. No.:

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Signature(s) of Holder(s)
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
                                  GUARANTEE
                  (NOT TO BE USED FOR SIGNATURE GUARANTEES)

   The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or which is a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents (or an Agent's Message, as defined in Section 3 of the Offer to Purchase, in the case of a book-entry transfer), all within three New York Stock Exchange trading days (as defined in the Offer to Purchase) of the date hereof.

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                                 Name of Firm

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                             Authorized Signature

Name:
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                             Please Type or Print

Area Code and Tel. No.:
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                                    Title

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                                   Address

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                                                                      Zip Code

Dated:
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                 DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.

                 SHARE CERTIFICATES SHOULD BE SENT WITH YOUR
                            LETTER OF TRANSMITTAL.